FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

A Portfolio of Federated World Investment Series, Inc.
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Class A Shares
Class B Shares
Class C Shares
Supplement to Prospectus dated January 31, 2005

Under "Who Manages the Fund?" please replace the sub-section entitled "The Fund's Portfolio Managers are:" with the following:


THE FUND'S PORTFOLIO MANAGERS ARE:



Regina Chi
Regina Chi has been the Fund's Portfolio Manager since July 2002. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund's Adviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in Economics and Philosophy from Columbia University.


Richard Winkowski
Richard Winkowski has been the Fund's Portfolio Manager since June 2005. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.


Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789


33257 (7/05)

                                                      July 22, 2005